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                                                                 Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to inclusion in this Registration Statement on Form SB-2 of our report dated February 4, 1997. We also consent to the reference to our firm under the caption "Experts" in the Prospectus.


                                           /S/ RICHARD A. EISNER & COMPANY, LLP
                                           ------------------------------------
                                               RICHARD A. EISNER & COMPANY, LLP

Cambridge, Massachusetts

April 28, 1997